[U.S. GLOBAL INVESTORS LOGO]


June 1, 1997

Dear Shareholder,

Your investment in a tax-free municipal bond fund at U.S. Global Investors helps you earn a competitive yield which is free from federal income taxes. Your yield is so high, in fact, that the U.S. Tax Free Fund and the United Services
Near-Term Tax Free Fund have earned four- and five-star rankings (**** and *****) from Morningstar for one-year performance as of 3/31/97.

These two tax-exempt funds aren't the only way to save on taxes at U.S. Global. The U.S. Government Securities Savings Fund is a money market fund which pays income dividends which are free from state income taxes. And with the #1 ranking from Lipper for five-year performance as of 3/31/97, the Fund pays a very high yield, even before its great tax benefits.

I encourage you to invest in the U.S. Government Securities Savings Fund to enhance your portfolio's tax-exempt profile and to keep a portion of your assets secure in the safe haven which the Fund offers. By investing only in U.S. government and Treasury securities, the Fund is an ideal parking place for short- or long-term cash investments.

For more information on the benefits of this Fund, call 1-800-873-8637 today.

Sincerely yours,


/s/ Frank Holmes


FRANK HOLMES
Chairman & CEO

P.S. The U.S. Government Securities Savings Fund is ideal for protecting your IRA and retirement nest egg. If you transfer $10,000 or more to an IRA in the Fund, we will waive the annual custodial fee for the life of your account.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-US-FUNDS OR VISIT OUR WEB SITE AT WWW.USFUNDS.COM FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. U.S. STANDS FOR UNITED SERVICES. FOR OTHER IMPORTANT INFORMATION ABOUT THE FUND, PLEASE SEE THE REVERSE.


                                                             7900 Callaghan Road
                                                        ........................
                                                                   MAIL ADDRESS:
                                                                  P.O. Box 29467
                                                              San antonio, Texas
                                                                      78229-0467
                                                        ........................
                                                                Tel 210-308-1234
                                                        ........................
                                                                  1-800-US-FUNDS
                                                        ........................
                                                                Fax 210-308-1223
                                                        ........................
                                                         email shsvc@usfunds.com

[Reverse of letter]

IMPORTANT FUND INFORMATION

Past performance is no guarantee of future results. Investment returns and principal of accounts in non-money market funds may fluctuate so that you may have a gain or loss when you sell shares.

Lipper Analytical Services ranked the U.S. Government Securities Savings Fund #5 and #1 for the one- and five-year periods ended 3/31/97 out of 115 and 79 government money market funds, respectively. This fund, like all other mutual funds, is neither a bank nor FDIC insured; nor is it backed by the U.S. government or its agencies; however, the securities which it invests in are. The fund is managed to maintain a stable $1 per share value, though there is no assurance it will be able to do so. Past performance is no guarantee of future results.

Morningstar uses a proprietary rating system to show historical, risk-adjusted performance as of 3/31/97. These ratings may change monthly and are calculated from the funds' one-, three-, five- and ten-year (when available) average annual returns in excess of 90-day Treasury bill returns, with an appropriate adjustment for fees and expenses and with a risk factor reflecting the funds' performance below 90-day T-bill returns.The one-year ranking is calculated using the same methodology but is not a component of the overall ranking. Morningstar awards five stars to funds in the top 10% of their category, four stars to funds in the next 22.5%, three stars to the next 35%, two stars to the next 22.5% and one star to funds in the bottom 10%. A summary of rankings follows for the funds noted on the reverse.

                                1 YR   # FUNDS  3 YRS   # FUNDS  5 YRS   # FUNDS  10 YRS   # FUNDS
CATEGORY: MUNICIPAL BOND

United Services Near-Term
  Tax Free Fund                 5*       1751     5*      1237     4*      601      --       ---

U.S. Tax Free Fund              5*       1751     4*      1237     4*      601      3*       267

